SUBSEQUENT EVENTS	12 Months Ended
Feb. 29, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

Subsequent to February 29, 2024 through to May 9, 2024,

— the Company issued 705,166,425 common shares pursuant to a share purchase agreement for gross proceeds of $1,298,639, issuance costs of $55,021 and cash proceeds of $1,243,618.

— on March 12 ,2024 the shareholders approved an increase to its authorized common stock by 2,500,000,000 shares for 10,000,000 shares to 12,500,000 shares.

— On March 8, 2024, the Company entered into an agreement where the lender will buy pay the Company $350,000 in exchange for thirteen future monthly payments of $36,750 commencing on August 8,2024 through to August 8,2025 totaling $477,750. The effective interest rate is 35% per annum. This agreement is secured by a general security charging all of RAD’s present and after-acquired property. Default rate of 15% per annum calculated daily on any missed monthly payment.

— On April 29, 2024 , the Company entered into a Securities Purchase Agreement for 300 Series B Convertible , Redeemable Preferred Shares. The Company will receive $300,000 less $10,000 in legal fees. In addition as a commitment fee the Company issued an additional 20 Series B Convertible, Redeemable Preferred Shares. The shares have a redemption value of $1,200 per share. The Company must redeem one third of these shares or 106 2/3 for $108,000 in 30, days and each 30 days thereafter until all the shares are redeemed at 90 days. The Company must pay an 8% dividend from issue date to redemption date.